Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Kala Pharmaceuticals, Inc. (the “Company”) for the period ended June 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Mark Iwicki, President and Chief Executive Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, that to the best of his knowledge on the date hereof:

(1)  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 6, 2019	/s/ Mark Iwicki
Mark Iwicki
President and Chief Executive Officer
(Principal Executive Officer)